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                                                                    EXHIBIT 23.7

                                    CONSENT

    I hereby consent to the use of my name as a nominee for the Board of Directors of Prism Financial Corporation in the Prospectus forming part of the Registration Statement on Form S-1 (the "Registration Statement") and for use of this consent for filing as an Exhibit to the Registration Statement.

                                          /s/ ANDREW S. HOCHBERG
                                          --------------------------------------
                                          Name: Andrew S. Hochberg

Dated: March 17, 1999